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                                   Rule 497(d)
                                   Registration No. 33-65632


                       WSIS SERIES TRUST

                     PROSPECTUS SUPPLEMENT

                TO PROSPECTUS DATED MARCH 7, 1995


The name of Wertheim Schroder Investment Services, Inc. (the "Adviser") has been changed to "Schroder Wertheim Investment Services, Inc." The Adviser is a wholly owned subsidiary of Schroder Wertheim Holdings Incorporated, which is an indirect wholly owned subsidiary of Schroders Public Limited Company. In addition, Schroder Fund Advisors Inc. has become the principal underwriter of the Trust.

The third sentence on page 22 of the Prospectus is replaced in its entirety with the following: "Effective November 22, 1995, Mr. Michael Lanier, First Vice President at Schroder Wertheim Investment Service, Inc., is primarily responsible for making recommendations to the committee for Wertheim High Yield Income Fund."


                                     AS REVISED DECEMBER 4, 1995